EXHIBIT 99.1
                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-QSB of Osprey Gold Corp. (the "Company") for the quarter ended March 31,
2003, has filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Douglas A. Budden, Principal Executive and Principal Accounting Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)  the Report fully complies with the requirements of
              section 13(a) or 15(d) of the Securities Exchange Act of 1934;
              and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By: /s/ Douglas A. Budden
    -----------------------
Name:  Douglas A. Budden
     ---------------------
Principal Executive and Principal Accounting Officer
May 20, 2003




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